SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2007  (October 11, 2007)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

New River Center, 200 East Las Olas Boulevard,

Ft. Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01	OTHER EVENTS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01	OTHER EVENTS

On October 11, 2007, Butler International, Inc. (the “Company ”), announced that the Company's internal review of certain accounting matters is complete and the Company's Annual Reports on Form 10-K for the year ended December 31, 2005 and Form 10-K/A for the year ended December 31, 2004 have been filed with the Securities and Exchange Commission (SEC). A copy of the press release announcing the completion of its internal review and filing of its Form 10-K and Form 10-K/A is attached as Exhibit 99.1.

(c) Exhibits
Exhibit Number	Description
99.1	Press Release dated October 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007	BUTLER INTERNATIONAL, INC.

By: /s/ Mark Koscinski Mark Koscinski Principal Accounting Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
99.1	Press Release dated October 11, 2007.